SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2013 (May 14, 2013)

LOT78, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54816	26-2940624
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
65 Alfred Road Studio 209 London W2 5EU
(Address of principal executive offices)
Phone: 00447801480109
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LOT78, INC.

Form 8-K

Current Report

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Board of Directors of Lot78, Inc., a Nevada corporation (the “Company”) has approved, effective May 14, 2013, a change in the Company's fiscal year end from July 31st to September 30th.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOT78, INC.

Date: May 20, 2013	By:	/s/ Oliver Amhurst
Oliver Amhurst
President and Chief Executive Officer